                                                                  EXHIBIT 10.11I

SILICON VALLEY BANK

                          AMENDMENT TO LOAN DOCUMENTS

BORROWER:   LASERSCOPE
ADDRESS:    3052 ORCHARD DRIVE
            SAN JOSE, CALIFORNIA  95134

DATE:       SEPTEMBER 26, 2001

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated October 1, 1999 (as otherwise amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

        1. CREDIT LIMIT. Section 1 of the Schedule is hereby amended by modifying the words which presently read "An amount not to exceed the lesser of a total of $6,000,000 at any one time outstanding (the `Maximum Credit Limit'), or the sum or (a) and (b) below . . ." to read as follows:

                "An amount not to exceed the lesser of a total of $5,000,000 at any one time outstanding (the "Maximum Credit Limit"), or the sum or (a) and (b) below: . . ."

        2. INTEREST RATE. Section 2 of the Schedule is hereby amended by modifying the words which presently read "A rate equal to the `Prime Rate' in effect from time to time, plus 2.25% per annum." to read as follows: "A rate equal to the `Prime Rate' in effect from time to time, plus 1.75% per annum."

        3. MATURITY DATE. Section 4 of the Schedule is hereby amended in its entirety to read as follows: "4. Maturity Date (Section 6.1): September 30, 2002."

        4. AUDIT FEES. Section 5.4 of the Loan Agreement is hereby amended by modifying the sentence which presently reads "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses." to read as follows:

               "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $700 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

        5. TRANSACTION REPORTS. Section 4.3 of the Loan Agreement is hereby amended by adding the following at the end of Section 4.3:

               "Transaction reports pursuant to this Section 4.3 shall be provided to Silicon at the time a request for a Loan is submitted by Borrower to Silicon and also every two weeks, provided that if, at any time, the total Loans outstanding exceed $1,000,000 or the total of the Loans which are available to Borrower under

               Section 1 of the Schedule but which have not been borrowed is below $750,000, then, in either such case, and so long as such condition exists, the transaction reports pursuant to this
               Section 4.3 shall be provided to Silicon at the time a request for a Loan is submitted by Borrower to Silicon and also every week."

        6. TERMINATION FEE. The asterisk portion of Section 6.2 of the Loan Agreement, which presently reads "*one percent (1%) of the Maximum Credit Limit if the effective date of termination occurs within six months after the date hereof, or two percent (2.0%) of the Maximum Credit Limit if the effective date of termination occurs thereafter," is hereby amended to read as follows:

               "*two percent (2%) of the Maximum Credit Limit if the effective date of termination occurs within six months after September 30, 2001, or one percent (1%) of the Maximum Credit Limit if the effective date of termination occurs thereafter,"

        7. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $25,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

        8. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        9. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                       SILICON:

LASERSCOPE                                      SILICON VALLEY BANK

BY /s/ DENNIS LALUMANDIERE                 BY     /s/ MILAD I. HANNA
   --------------------------------               -----------------------------
   PRESIDENT OR VICE PRESIDENT             TITLE  SR. VICE PRESIDENT
                                                  ------------------------------

BY
   --------------------------------
   SECRETARY OR ASS'T SECRETARY

                                     CONSENT

        The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guarantee of the undersigned, all of which are hereby ratified and affirmed.

                                       LASERSCOPE (UK) LIMITED

                                       BY     /s/ DENNIS LALUMANDIERE
                                              ----------------------------------
                                       TITLE  VICE PRESIDENT, FINANCE
                                              AND CHIEF FINANCIAL OFFICER